ANNUAL Report

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                               [GRAPHIC OMITTED]

                            Independence Equity Fund

                               DECEMBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     ---------------------------------------

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer
                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             SUB-INVESTMENT ADVISER
                    Independence Investment Associates, Inc.
                                53 State Street
                          Boston, Massachusetts 02109

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers LLP
                           160 Federal Street Boston,
                               Massachusetts 02110
                   ------------------------------------------------

=================================CHAIRMANS MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               By Paul McManus for the Portfolio Management Team

                                  John Hancock
                            Independence Equity Fund

                    Large growth stocks lead the market in a
                     volatile year of double-digit returns

Nineteen ninety-eight saw the stock market continue its recent pattern of upward progress with increased volatility. In the beginning of the year, the combination of strong growth in the U.S. economy, low inflation and low interest rates helped calm the fears of investors who worried that the Asian financial crisis might spread to this country. Although the economy did slow from its torrid first-quarter pace of over 5%, growth remained robust enough to help both the Dow Jones Industrial Average and the Standard and Poor's 500 Stock Index notch a series of new all-time highs in the first half of the year.

         In the third quarter, however, the market's advance was thwarted by a confluence of negative events. The Asian crisis manifested itself in the form of downwardly revised earnings estimates for most companies with Asian exposure, while the overall pace of economic growth in the U.S. continued to slow. In addition, Russia's abrupt devaluation of its currency and default on its foreign debt took investors by surprise, causing distortions in the debt markets that spilled over into the stock market. And finally, President Clinton's problems contributed to an air of uncertainty that undermined the financial markets. The result was a nearly 20% plunge in the S&P 500, with comparable slides in the other averages.

         In the fourth quarter, the stock market staged a strong comeback, aided by solid economic fundamentals that included three cuts in short-term interest rates by the Federal Reserve Board. For the calendar year 1998, the broadly based S&P 500 posted a return of 28.58%, including reinvested dividends.

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[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock
Independence Equity Fund. Caption below reads "Independence Equity Fund management team members (l-r): "Paul McManus, Jane Shigley, Jeff Saef, David Canavan and Coreen Kraysler."]
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"Technology and telecommunications were two of the stronger sectors..."

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                 John Hancock Funds - Independence Equity Fund

"The Fund ably kept pace with the Index and well outpaced its peers."

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[Table at top left hand column  entitled "Top Five Common Stock  Holdings."  The first listing is General Electric 3.5%, the second is Microsoft 3.4%, the third MCI WorldCom 2.9%, the fourth Home Depot 2.3% and the fifth United Technologies 2.2%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
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Performance and strategy review

The Fund ably kept pace with the Index and well outpaced its peers. For the year ended December 31, 1998, John Hancock Independence Equity Fund's Class A and Class B shares recorded gains of 28.84% and 27.90%, respectively, at net asset value. Class C shares, which were introduced on May 1, 1998, returned 9.46% from inception through December 31, 1998. In comparison, the average growth and income fund returned 15.61% for the year, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Dell Computer followed by an up arrow with the phrase "PC demand rebounds; strong online sales." The second listing is MCI WorldCom followed by an up arrow with the phrase "Leading-edge data transmission network." The third listing is Baker Hughes followed by a down arrow with the phrase "Weak oil prices; lower earnings estimates." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         The Fund's strategy of buying reasonably valued stocks of companies with improving earnings proved its mettle during the most recent period of volatility. Early in 1998, the Fund's management team took a close look at all of the Fund's multinational holdings and revalued most of them based on the reduced earnings we foresaw for those companies over the near term due to weak Asian demand. This analysis led us to underweight multinational companies, which not only boosted performance during the advancing markets of the first, second and fourth quarters, but also helped to cushion the Fund during the third-quarter downdraft.

Technology,   telecommunications,   health  care
Technology and telecommunications were two of the stronger sectors for the Fund in 1998. Healthy demand for personal computers (PCs) led to solid performances from the stocks of PC makers Dell Computer and Compaq Computer - two of the biggest U.S. players in personal computer manufacturing. Semiconductor companies like Intel also benefited from strong PC demand. Intel maintained its dominant market share in microprocessors for the high-end PC market, while making substantial inroads into the lower end of the market by acquiring a position in rival Micron Technology.

         In telecommunications, MCI WorldCom maintained its pattern of strong sales and earnings growth due in large part to a worldwide network allowing state-of-the-art data transmission. Data transmission, not voice transmission, is the fastest-growing line of business for telecommunications network providers. Lucent Technologies, another stock that made a positive contribution to the Fund's performance, benefited from continued growth in spending on telecommunications equipment by the regional Bell operating companies domestically, and by their counterparts abroad.

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                 John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 28.84% Total return for John Hancock Independence Equity Fund Class A. The second bar represents the 27.90% total return for John Hancock Independence Equity Fund Class B. The third bar represents the 9.46%* total return for John Hancock Independence Equity Fund Class C. The fourth bar represents the 15.61% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. *From inception May 1, 1998 to December 31, 1998.]
--------------------------------------------------------------------------------

         A final sector that helped the Fund was health care, particularly drug companies like Pfizer. The strong fundamentals that have benefited this group in the past continued to play an important role-including healthy pipelines of new products, favorable demographics and the ability to control pricing. Another strong performer was Sepracor, a company that manufactures molecules that, when attached to existing drugs, reduce their side effects.

Apparel and energy service lag
On the negative side of the ledger, apparel companies suffered because of increased competition from Asia, as the region's depreciated currencies made it possible for Asian companies to sell goods at cheaper prices in the U.S. Another negative influence was excess inventory of some clothing lines that did not sell as well as anticipated. These problems affected such holdings as Tommy Hilfiger and The Warnaco Group, a fabric maker and licensee of certain Calvin Klein products.

         In the energy sector, the Fund's holdings were concentrated in the energy service industry. Energy service stocks were hurt primarily by weak oil prices. However, two announced mergers of large integrated oil companies - pairing British Petroleum with Amoco and Mobil with Exxon - also raised the possibility of overall lower capital spending for drilling services from companies like Baker Hughes and Rowan Drilling. This led some analysts to cut back their earnings estimates for stocks in the group and caused us to sell our stakes in Baker Hughes and Rowan Drilling.

Outlook
We look for the economy to continue to slow further, although not enough to bring on a recession. Our 1999 forecast calls for approximately 2% to 2.5% growth in gross domestic product, with inflation and interest rates remaining low. The sectors that have done well in the past few years should, in our opinion, continue to lead the stock market modestly higher-technology, telecommunications, health care and financial services. Most importantly, however, we will continue to apply our strategy of buying stocks representing good value, where the underlying companies are showing improving earnings trends. Our dual focus on both value and growth has proven its worth in a variety of market environments, and we look for that trend to continue as 1999 unfolds.
--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Our dual focus on both value and growth has proven its worth..."

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                 John Hancock Funds - Independence Equity Fund

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                             A LOOK AT PERFORMANCE
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The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming the all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended December 31, 1998
                                                                      SINCE
                                                  One      Five     INCEPTION
                                                  Year     Years    (6/10/91)
                                                 -------  -------    --------
Cumulative Total Returns                          22.40%  157.36%    253.90%
Average Annual Total Returns(1)                   22.40%   20.81%     18.20%

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CLASS B
--------------------------------------------------------------------------------
For the period ended December 31, 1998
                                                                     SINCE
                                                           One      INCEPTION
                                                           Year     (9/7/95)
                                                          -------   -------
Cumulative Total Returns                                   22.90%   110.66%
Average Annual Total Returns(1)                            22.90%    25.20%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended December 31, 1998
                                                                     SINCE
                                                                    INCEPTION
                                                                    (5/1/98)
                                                                     -------
Cumulative Total Return                                               8.46%
Average Annual Total Return(2)                                        8.46%




Notes to Performance

     (1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's average daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's average daily net asset value. Without the limitation of expenses, the average annualized returns for the five-year period and since inception for Class A shares would have been 20.18% and 17.49%, respectively. Without the limitation of expenses the average annualized return since inception for Class B shares would have been 24.86%.
     (2) Not annualized.

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                 John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Independence Equity Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $37,942 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Equity Fund, before sales charge, on June 10, 1991, and is equal to $37,266 as of December 31, 1998. The third line represents the same hypothetical investment made in the John Hancock Independence Equity Fund, after sales charge, and is equal to $35,390 as of December 31, 1998.


Line chart with the heading John Hancock Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $23,320 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Equity Fund on September 7, 1995, before sales charge, and is equal to $21,366 as of December 31, 1998. The third line represents the same hypothetical investment made in the John Hancock Independence Equity Fund, after sales charge, and is equal to $21,066 as of December 31, 1998.
--------------------------------------------------------------------------------

================================FINANCIAL STATEMENTS============================

                 John Hancock Funds - Independence Equity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
-----------------------------------------------
Assets:
 Investments at value - Note C:
  Common stocks (cost - $434,975,899) .........................    $547,425,741
  Joint repurchase agreement (cost - $13,673,000) .............      13,673,000
  Corporate savings account ...................................           4,741
                                                                    -----------
                                                                    561,103,482
 Receivable for shares sold ...................................       1,281,355
 Dividends and interest receivable ............................         616,134
 Other assets .................................................           4,576
                                                                    -----------
                        Total Assets ..........................     563,005,547
                        -------------------------------------------------------

Liabilities:
 Payable for investments purchased ............................       7,430,043
 Payable for shares repurchased ...............................         119,551
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................         435,865
 Accounts payable and accrued expenses ........................         112,295
                                                                    -----------
                        Total Liabilities .....................       8,097,754
                        -------------------------------------------------------

Net Assets:
 Capital paid-in ..............................................     443,145,503
 Accumulated net realized loss on investments .................        (685,073)
 Net unrealized appreciation of investments ...................     112,450,362
 Accumulated net investment loss ..............................          (2,999)
                                                                    -----------
                        Net Assets ............................    $554,907,793
                        =======================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding -- unlimited number of shares
  authorized with no par value)
 Class A -- $200,962,277/6,667,612.............................          $30.14
 ===============================================================================
 Class B - $347,044,854/11,664,006 ............................          $29.75
 ===============================================================================
 Class C* - $6,900,662/231,933 ................................          $29.75
 ===============================================================================

Maximum Offering Price Per Share**
 Class A - ($30.14 x 105.26%) .................................          $31.73
 ===============================================================================
 * Class C shares commenced operations on May 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1998
-----------------------------------------
Investment Income:
 Dividends (net of foreign withholding taxes of $24,182)             $5,203,661
 Interest .....................................................         494,814
                                                                    -----------
                                                                      5,698,475
                                                                    -----------
Expenses:
 Investment management fee - Note B ...........................       2,732,174
 Distribution and service fee - Note B
  Class A .....................................................         422,431
  Class B .....................................................       2,212,195
  Class C .....................................................          22,601
 Transfer agent fee - Note B ..................................         883,032
 Registration and filing fees .................................         144,096
 Custodian fee ................................................          80,512
 Financial services fee - Note B ..............................          57,322
 Auditing fee .................................................          20,500
 Printing .....................................................          31,897
 Trustees' fees ...............................................          14,746
 Miscellaneous ................................................           9,149
 Legal fees ...................................................           3,330
                                                                    -----------
                     Total Expenses ...........................       6,633,985
                     ----------------------------------------------------------

                     Net Investment Loss ......................        (935,510)
                     ----------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold.........................      13,181,577
 Change in net unrealized appreciation/depreciation
  of investments...............................................      80,681,551
                                                                   ------------
                     Net Realized and Unrealized
                     Gain on Investments.......................      93,863,128
                     ----------------------------------------------------------

                     Net Increase in Net Assets
                     Resulting from Operations.................     $92,927,618
                     ==========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================FINANCIAL STATEMENTS============================

                 John Hancock Funds - Independence Equity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,
                                                                        ------------------------------
                                                                            1997              1998
                                                                        ------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss).........................................       $53,056        ($935,510)
 Net realized gain on investments sold................................    11,206,508       13,181,577
 Change in net unrealized appreciation/depreciation of investments....    25,810,786       80,681,551
                                                                        ------------      -----------
   Net Increase in Net Assets Resulting from Operations...............    37,070,350       92,927,618
                                                                        ------------      -----------
Distributions to Shareholders:
 Dividends from net investment income
   Class A - ($0.0427 and none per share, respectively)...............       (99,081)          -
   Class B - ($0.0127 and none per share, respectively)...............       (41,909)          -
Distributions from net realized gain on investments sold
   Class A - ($1.0977 and $0.6487 per share, respectively)............    (4,040,583)      (4,150,187)
   Class B - ($1.0977 and $0.6487 per share, respectively)............    (5,860,104)      (7,112,432)
   Class C** - (none and $0.6487 per share, respectively).............         -             (133,363)
                                                                        ------------      -----------
   Total Distributions to Shareholders................................   (10,041,677)     (11,395,982)
                                                                        ------------      -----------
From Fund Share Transactions - Net:*..................................   126,639,255      246,233,654
                                                                        ------------      -----------
Net Assets:
 Beginning of period..................................................    73,474,575      227,142,503
                                                                        ------------      -----------
 End of period (including distributions in excess of net investment income of $2,219 and accumulated net investment
 loss of $2,999, respectively)........................................  $227,142,503     $554,907,793
                                                                        ============     ============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================FINANCIAL STATEMENTS============================

                 John Hancock Funds - Independence Equity Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:



                                                                                      YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                              1997                             1998
                                                                    -----------------------          -----------------------
                                                                    SHARES           AMOUNT          SHARES          AMOUNT
                                                                    ------           ------          ------          ------
CLASS A
 Shares sold ..................................................    2,917,766      $65,492,230      4,979,980       $134,932,213
 Shares issued to shareholders in
 reinvestment of distributions.................................      159,427        3,773,395        135,084          3,819,908
                                                                   ---------      -----------      ---------       ------------
                                                                   3,077,193       69,265,625      5,115,064        138,752,121
 Less shares repurchased ......................................     (821,416)     (18,986,208)    (2,300,458)       (61,680,952)
                                                                   ---------      -----------      ---------       ------------
 Net increase .................................................    2,255,777      $50,279,417      2,814,606        $77,071,169
                                                                   =========      ===========      =========       ============
CLASS B
 Shares sold ..................................................    4,007,681      $87,926,902      7,856,988       $211,689,398
 Shares issued to shareholders in
 reinvestment of distributions.................................      219,752        5,188,064        216,410          6,044,436
                                                                   ---------      -----------      ---------       ------------
                                                                   4,227,433       93,114,966      8,073,398        217,733,834
 Less shares repurchased ......................................     (743,753)     (16,755,128)    (2,080,210)       (54,856,608)
                                                                   ---------      -----------      ---------       ------------
 Net increase .................................................    3,483,680      $76,359,838      5,993,188       $162,877,226
                                                                   =========      ===========      =========       ============
CLASS C**
 Shares sold ..................................................        --              --            246,963         $6,687,807
 Shares issued to shareholders in
 reinvestment of distributions.................................        --              --              2,753             76,896
                                                                   ---------      -----------      ---------       ------------
                                                                       --              --            249,716          6,764,703
 Less shares repurchased ......................................        --              --            (17,783)          (479,444)
                                                                   ---------      -----------      ---------       ------------
 Net increase .................................................        --              --            231,933         $6,285,259
                                                                   =========      ===========      =========       ============

** Class C shares commenced operations on May 1, 1998.



                       SEE NOTES TO FINANCIAL STATEMENTS.

================================FINANCIAL STATEMENTS============================

                 John Hancock Funds - Independence Equity Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                                          YEAR ENDED MAY 31,   PERIOD FROM   YEAR ENDED DECEMBER 31,
                                                                      -----------------------  JUNE 1, 1996  -----------------------
                                                                                              TO DECEMBER 31,
                                                                        1994     1995      1996   1996(8)        1997       1998
                                                                        ----     ----      ----   -------        ----       ----
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period .............................   $12.16    $12.68    $14.41    $17.98      $19.42     $23.93
                                                                      ------    ------    ------    ------      ------     ------
 Net Investment Income(2) .........................................     0.28      0.32      0.20      0.13        0.10       0.05
 Net Realized and Unrealized Gain on Investments ..................     0.52      1.77      3.88      1.72        5.55       6.81
                                                                      ------    ------    ------    ------      ------     ------
   Total from Investment Operations ...............................     0.80      2.09      4.08      1.85        5.65       6.86
                                                                      ------    ------    ------    ------      ------     ------
Less Distributions:
 Dividends from Net Investment Income .............................    (0.23)    (0.28)    (0.22)    (0.14)      (0.04)       --
 Distributions from Net Realized Gain on
   Investments Sold ...............................................    (0.05)    (0.08)    (0.29)    (0.27)      (1.10)     (0.65)
                                                                      ------    ------    ------    ------      ------     ------
   Total Distributions ............................................    (0.28)    (0.36)    (0.51)    (0.41)      (1.14)     (0.65)
                                                                      ------    ------    ------    ------      ------     ------
Net Asset Value, End of Period ....................................   $12.68    $14.41    $17.98    $19.42      $23.93     $30.14
                                                                      ======    ======    ======    ======      ======     ======
Total  Investment  Return at Net Asset  Value(3)...................    6.60%    16.98%    29.12%    10.33%(6)   29.19%     28.84%
Total Adjusted  Investment  Return at Net Asset  Value(3,4) .......    6.15%    16.94%    28.47%    10.08%(6)   29.17%       --

Ratios and Supplemental  Data
 Net Assets,  End of Period (000s omitted)......................... $66,612  $101,418   $14,878   $31,013     $92,204   $200,962
 Ratio of Expenses to Average Net Assets...........................   0.70%     0.70%     0.94%     1.30%(7)    1.42%      1.39%
 Ratio of Adjusted  Expenses to Average Net  Assets(5).............   1.15%     0.74%     1.59%     1.73%(7)    1.44%        --
 Ratio of Net Investment  Income to Average Net Assets.............   2.20%     2.43%     1.55%     1.16%(7)    0.45%      0.17%
 Ratio of Adjusted  Net  Investment  Income to Average Net Assets(5)  1.75%     2.39%     0.90%     0.73%(7)    0.43%        --
 Portfolio Turnover Rate...........................................     43%       71%      157%       35%         62%        50%
 Fee Reduction Per Share........................................... $0.06(2)   $0.005(2)  $0.08(2)  $0.05(2)    -- (2,9)     --




The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================FINANCIAL STATEMENTS============================

                 John Hancock Funds - Independence Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                                             PERIOD FROM
                                                                                            JUNE 1, 1996 TO  YEAR ENDED DECEMBER 31,
                                                                              PERIOD ENDED   DECEMBER 31,    -----------------------
                                                                            MAY 31, 1996(1)    1996(8)         1997        1998
                                                                            --------------- ----------------  -------    --------
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................................    $15.25       $17.96        $19.41       $23.80
                                                                                --------    ---------      ----------  ---------
 Net Investment Income (Loss)(2) ............................................      0.09         0.05         (0.06)       (0.14)
 Net Realized and Unrealized Gain on Investments ............................      2.71         1.72          5.56         6.74
                                                                                --------    ---------      ----------  ---------
     Total from Investment Operations .......................................      2.80         1.77          5.50         6.60
                                                                                --------    ---------      ----------  ---------
Less Distributions:
   Dividends from Net Investment Income .....................................     (0.09)       (0.05)        (0.01)         --
   Distributions from Net Realized Gain on Investments Sold .................       --         (0.27)        (1.10)       (0.65)
                                                                                --------    ---------      ----------  ---------
     Total Distributions ....................................................     (0.09)       (0.32)        (1.11)       (0.65)
                                                                                --------    ---------      ----------  ---------
Net Asset Value, End of Period ..............................................    $17.96       $19.41        $23.80       $29.75
                                                                                ========    =========      ==========  ==========
Total Investment Return at Net Asset Value(3) ...............................   18.46%(6)      9.83%(6)     28.39%       27.90%
Total Adjusted Investment Return at Net Asset Value(3,4) ....................   17.59%(6)      9.58%(6)     28.37%         --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...................................  $15,125       $42,461     $134,939     $347,045
 Ratio of Expenses to Average Net Assets ....................................    2.00%(7)      2.00%(7)     2.12%        2.09%
 Ratio of Adjusted Expenses to Average Net Assets(5) ........................    3.21%(7)      2.43%(7)     2.14%          --
 Ratio of Net Investment Income (Loss) to Average Net Assets ................    0.78%(7)      0.45%(7)    (0.25%)      (0.53%)
 Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets(5).....   (0.43%)(7)     0.02%(7)    (0.27%)         --
 Portfolio Turnover Rate ....................................................     157%           35%          62%          50%
 Fee Reduction Per Share(2) .................................................    $0.13         $0.05          -- (9)       --



                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                 John Hancock Funds - Independence Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                               PERIOD FROM
                                                               MAY 1, 1998
                                                             (COMMENCEMENT OF
                                                                 OPERATIONS)
                                                            TO DECEMBER 31, 1998
                                                            --------------------
CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.............................    $27.81
                                                                    ----------
 Net Investment Loss(2)...........................................     (0.09)
 Net Realized and Unrealized Gain on Investments..................      2.68
                                                                    ----------
     Total from Investment Operations.............................      2.59
                                                                    ----------
 Less Distributions:
    Distributions from Net Realized Gain on Investments Sold......     (0.65)
                                                                    ----------
 Net Asset Value, End of Period...................................    $29.75
                                                                    ==========

 Total Investment Return at Net Asset Value(3)....................     9.46%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted).........................    $6,901
 Ratio of Expenses to Average Net Assets..........................     2.12%(7)
 Ratio of Net Investment Loss to Average Net Assets...............    (0.53%)(7)
 Portfolio Turnover Rate..........................................       50%

(1) Class B shares  commenced  operations on September 7, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction. (6) Not annualized.
(7) Annualized.
(8) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(9) Less than $0.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                 John Hancock Funds - Independence Equity Fund

Schedule of Investments
December 31, 1998

The Schedule of Investments is a complete list of all securities owned by the Independence Equity Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                         MARKET
ISSUER, DESCRIPTION                        NUMBER OF SHARES              VALUE
-------------------                        ----------------              -----

COMMON STOCKS
Aerospace (2.76%)
 Lockheed Martin Corp. ................         37,800              $3,203,550
 United Technologies Corp. ............        111,300              12,103,875
                                                                    ----------
                                                                    15,307,425
                                                                    ----------
Automobile/Trucks (2.01%)
 Ford Motor Co. .......................        133,800               7,852,387
 Lear Corp.* ..........................         33,700               1,297,450
 Meritor Automotive, Inc. .............         60,800               1,288,200
 Ryder System, Inc. ...................         27,000                 702,000
                                                                    ----------
                                                                    11,140,037
                                                                    ----------
Banks - United States (6.25%)
 Bank One Corp. .......................         24,100               1,230,606
 BankAmerica Corp. ....................        149,080               8,963,435
 Comerica, Inc. .......................         71,300               4,861,769
 First Union Corp. ....................        105,000               6,385,313
 State Street Corp. ...................         16,700               1,161,694
 Wells Fargo Co. ......................        301,900              12,057,131
                                                                    ----------
                                                                    34,659,948
                                                                    ----------
Beverages (1.37%)
 PepsiCo, Inc. ........................        185,200               7,581,625
                                                                    ----------
Building (0.28%)
 Masco Corp. ..........................         55,000               1,581,250
                                                                    ----------
Chemicals (1.45%)
 Air Products & Chemicals, Inc.........        140,200               5,608,000
 Solutia, Inc. ........................        110,000               2,461,250
                                                                    ----------
                                                                     8,069,250
                                                                    ----------
Computers (11.04%)
 Cadence Design Systems, Inc.* ........        133,800               3,980,550
 Cisco Systems, Inc.* .................         60,750               5,638,359
 Compaq Computer Corp. ................        244,400              10,249,525
 Computer Associates International, Inc.        89,500               3,814,937
 Dell Computer Corp.* .................         83,600               6,118,475
 First Data Corp. .....................         82,600               2,617,387



                                                                         MARKET
ISSUER, DESCRIPTION                        NUMBER OF SHARES              VALUE
-------------------                        ----------------              -----

Computers (continued)
 International Business Machines Corp.          47,900              $8,849,525
 Microsoft Corp.* .....................        135,400              18,778,287
 Sun Microsystems, Inc.* ..............         14,300               1,224,437
                                                                    ----------
                                                                    61,271,482
                                                                    ----------
Cosmetics & Personal Care (1.25%)
 Avon Products, Inc. ..................         94,900               4,199,325
 Dial Corp. (The) .....................         95,100               2,746,012
                                                                    ----------
                                                                     6,945,337
                                                                    ----------
Diversified Operations (2.27%)
 Textron, Inc. ........................         35,800               2,718,562
 Tyco International, Ltd. .............        130,900               9,874,769
                                                                    ----------
                                                                    12,593,331
                                                                    ----------
Electronics (6.23%)
 General Electric Co. .................        190,400              19,432,700
 Honeywell, Inc. ......................         80,800               6,085,250
 Intel Corp. ..........................         76,500               9,070,031
                                                                    ----------
                                                                    34,587,981
                                                                    ----------
Finance (3.04%)
 Associates First Capital Corp. (Class A)       44,250               1,875,094
 Citigroup, Inc. ......................        215,000              10,642,500
 MBNA Corp. ...........................         47,200               1,177,050
 Morgan Stanley, Dean Witter, Discover
  & Co. ...............................         44,500               3,159,500
                                                                    ----------
                                                                    16,854,144
                                                                    ----------
Food (1.66%)
 Bestfoods  ..........................          58,100               3,093,825
 Heinz (H.J.) Co.  ...................          74,400               4,212,900
 Quaker Oats Co. .....................          32,000               1,904,000
                                                                    ----------
                                                                     9,210,725
                                                                    ----------
Insurance (5.86%)
 Allstate Corp. (The) ................         121,200               4,681,350
 American International Group, Inc. ..          45,600               4,406,100
 CIGNA Corp. .........................          61,300               4,739,256
 Equitable Cos., Inc. (The) ..........          16,900                 978,087
 Hartford Financial Services Group, Inc.
  (The)...............................          83,400               4,576,575
 Hartford Life, Inc. (Class A)........          54,800               3,192,100
 Marsh & McLennan Cos., Inc. .........         142,150               8,306,891
 Travelers Property Casualty Corp. (Class A)    53,600               1,661,600
                                                                    ----------
                                                                    32,541,959
                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                 John Hancock Funds - Independence Equity Fund


                                                                      MARKET
ISSUER, DESCRIPTION                        NUMBER OF SHARES            VALUE
-------------------                        ----------------            -----

Machinery (0.87%)
 Ingersoll-Rand Co. .................           102,900             $4,829,869
                                                                    ----------
Media (1.17%)
 Viacom, Inc. (Class B)*  ...........            87,400              6,467,600
                                                                    ----------
Medical (13.86%)
 Abbott Laboratories ................            61,400              3,008,600
 Amgen, Inc.* .......................            83,800              8,762,337
 Becton, Dickinson & Co. ............            18,800                802,525
 Bristol-Myers Squibb Co. ...........            49,100              6,570,194
 Cardinal Health, Inc. ..............           127,750              9,693,031
 Glaxo Wellcome PLC, American Depositary
   Receipts (ADR) (United Kingdom)...            16,600              1,153,700
 Guidant Corp. ......................            45,400              5,005,350
 Health Management Associates, Inc.
  (Class A)* ........................           137,300              2,969,112
 HEALTHSOUTH Corp.* .................           389,300              6,009,819
 Johnson & Johnson ..................            20,000              1,677,500
 Lincare Holdings, Inc.* ............            44,400              1,800,975
 McKesson HBOC, Inc. ................            53,200              4,206,125
 Merck & Co., Inc. ..................            33,600              4,962,300
 Mylan Laboratories, Inc. ...........           111,700              3,518,550
 Pfizer, Inc. .......................            38,800              4,866,975
 Schering-Plough Corp. ..............            53,800              2,972,450
 Sepracor, Inc. * ...................            14,300              1,260,187
 Universal Health Services, Inc. (Class B)*      27,100              1,405,812
 Warner-Lambert Co.  ................            31,600              2,375,925
 Wellpoint Health Networks, Inc.* ...            44,900              3,906,300
                                                                    ----------
                                                                    76,927,767
                                                                    ----------
Mortgage Banking (1.46%)
 Fannie Mae .........................           109,500              8,103,000
                                                                    ----------
Office (1.17%)
 Avery Dennison Corp. ...............            27,000              1,216,687
 Pitney Bowes, Inc.  ................            80,300              5,304,819
                                                                    ----------
                                                                     6,521,506
                                                                    ----------
Oil & Gas (2.44%)
 British Petroleum Co. PLC (ADR)
  (United Kingdom)...................            30,200              2,869,000
 Exxon Corp. ........................            25,500              1,864,688
 Halliburton Co.  ...................            71,600              2,121,150
 Phillips Petroleum Co. .............            20,300                865,288
 Schlumberger, Ltd. .................            45,200              2,084,850
 Sunoco, Inc. .......................            41,700              1,503,806
 USX - Marathon Group ...............            73,700              2,220,213
                                                                    ----------
                                                                    13,528,995
                                                                    ----------

                                                                      MARKET
ISSUER, DESCRIPTION                        NUMBER OF SHARES            VALUE
-------------------                        ----------------            -----

Paper & Paper Products (0.82%)
 Fort James Corp. ...................            42,200             $1,688,000
 Smurfit-Stone Container Corp.* .....           182,800              2,890,525
                                                                    ----------
                                                                     4,578,525
                                                                    ----------
Retail (6.12%)
 Albertson's, Inc. ..................            25,100              1,598,556
 Home Depot, Inc. (The)..............           204,000             12,482,250
 Lowe's Cos., Inc. ..................           190,900              9,771,694
 Tandy Corp. ........................            52,100              2,145,869
 TJX Cos., Inc.  ....................            62,300              1,806,700
 Wal-Mart Stores, Inc. ..............            75,400              6,140,388
                                                                    ----------
                                                                    33,945,457
                                                                    ----------
Soap & Cleaning Preparations (1.70%)
 Colgate-Palmolive Co. ..............            40,200              3,733,575
 Procter & Gamble Co. (The)..........            62,200              5,679,638
                                                                    ----------
                                                                     9,413,213
                                                                    ----------
Telecommunications (8.48%)
 AT&T Corp. .........................           113,000              8,503,250
 Bell Atlantic Corp. ................            53,800              2,851,400
 Lucent Technologies, Inc. ..........            82,600              9,086,000
 MCI WorldCom, Inc.* ................           226,600             16,258,550
 Northern Telecom, Ltd. (Canada).....           120,600              6,045,075
 Tellabs, Inc.* .....................            50,500              3,462,406
 U S WEST, Inc. .....................            13,100                846,588
                                                                    ----------
                                                                    47,053,269
                                                                    ----------
Textile (0.40%)
 Tommy Hilfiger Corp.*...............            20,400              1,224,000
 Warnaco Group, Inc. (The) (Class A).            40,300              1,017,575
                                                                    ----------
                                                                     2,241,575
                                                                    ----------
Tobacco (1.75%)
 Philip Morris Cos., Inc. ...........           127,800              6,837,300
 UST, Inc. ..........................            82,400              2,873,700
                                                                    ----------
                                                                     9,711,000
                                                                    ----------
Transport (2.34%)
 AMR Corp.* .........................            28,400              1,686,250
 Burlington Northern Santa Fe Corp. .           119,400              4,029,750
 Delta Air Lines, Inc. ..............            36,200              1,882,400
 Kansas City Southern Industries, Inc.           45,600              2,242,950
 Southwest Airlines Co. .............            30,800                691,075
 UAL Corp.*  ........................            26,100              1,557,844
 US Airways Group, Inc.* ............            17,100                889,200
                                                                    ----------
                                                                    12,979,469
                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

                 John Hancock Funds - Independence Equity Fund


                                                                      MARKET
ISSUER, DESCRIPTION                        NUMBER OF SHARES            VALUE
-------------------                        ----------------            -----

Utilities (9.96%)
 Ameritech Corp. ....................          119,700              $7,585,988
 Baltimore Gas & Electric Co. .......           51,900               1,602,413
 BellSouth Corp. ....................          141,000               7,032,375
 Consolidated Natural Gas Co. .......          107,400               5,799,600
 El Paso Energy Corp. ...............           45,000               1,566,563
 Florida Progress Corp. .............          240,700              10,786,369
 FPL Group, Inc. ....................           60,400               3,722,150
 GTE Corp.  .........................          114,100               7,416,500
 Houston Industries, Inc. ...........           60,400               1,940,350
 Montana Power Co.  .................           18,500               1,046,406
 New Century Energies, Inc. .........           50,200               2,447,250
 PECO Energy Co.  ...................          103,300               4,299,863
                                                                    ----------
                                                                    55,245,827
                                                                    ----------
Waste Disposal Service & Equipment (0.64%)
 Waste Management, Inc. .............           75,800               3,534,175
                                                                    ----------
         TOTAL COMMON STOCKS
         (Cost $434,975,899)                   (98.65%)            547,425,741
                                            ---------------      -------------

                                         INTEREST      PAR VALUE
                                           RATE      (000s OMITTED)
                                        ------------ --------------

SHORT-TERM  INVESTMENTS
Joint Repurchase Agreement (2.47%)
 Investment in a joint repurchase
   agreement  transaction with
   SBC Warburg,  Inc. - Dated 12-31-98,
   due 01-04-99  (Secured by U.S.
   Treasury Bonds,  6.25% thru 9.125%
   due 05-15-18 thru 08-15-23)
   - Note A....................           4.75%         $13,673      13,673,000
                                                                     ----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00%...............                                       4,741
                                                                      ----------
         TOTAL SHORT-TERM INVESTMENTS                    (2.47%)     13,677,741
                                                       ---------   -------------
                    TOTAL INVESTMENTS                  (101.12%)    561,103,482
                                                       ---------   -------------
    OTHER ASSETS AND LIABILITIES, NET                    (1.12%)     (6,195,689)
                                                       ---------   -------------
                     TOTAL NET ASSETS                  (100.00%)   $554,907,793
                                                       =========   =============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Fund - Independence Equity Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one portfolio: John Hancock Independence Equity Fund (the "Fund"). The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

 INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Fund - Independence Equity Fund


BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permits borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

         The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1998, JH Funds received net sales of $1,365,233 with regard to sales of Class A shares. Out of this amount, $189,710 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $741,535 was paid as sales commissions to unrelated broker-dealers and $433,988 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31,1998, the contingent deferred sales charges received by JH Funds amounted to $375,543.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31,1998, the contingent deferred sales charges received by JH Funds amounted to $1,446.

         In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Fund - Independence Equity Fund

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $520.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $405,894,694 and $178,122,451, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1998.

         The cost of investments owned at December 31,1998 (excluding the corporate savings account) for federal income tax purposes was $449,264,107. Gross unrealized appreciation and depreciation of investments aggregated $124,618,691 and $12,784,057, respectively, resulting in net unrealized appreciation of $111,834,634.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,521,870, a decrease in accumulated net investment loss of $934,730 and an increase in capital paid-in of $2,587,140. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                 John Hancock Funds - Independence Equity Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock Independence Equity Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Independence Equity Fund (the "Fund") (a series of John Hancock Capital Series) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February 12, 1999

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1998.

         The Fund designated a distribution to shareholders of $14,637,212 as a long-term capital gain dividend. These amounts were reported on the 1998 U.S. Treasury Department Form 1099-DIV.

         With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1998, 38.08% of the dividends qualify for the corporate dividends received deduction.

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                 John Hancock Funds - Independence Equity Fund













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                 John Hancock Funds - Independence Equity Fund

















                                       22
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                 John Hancock Funds - Independence Equity Fund



















                                       23
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================================================================================


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--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                             2500A 12/98
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